EXECUTION COPY
AMENDMENT NO. 1
Dated as of April 18, 2016
to
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of November 4, 2015
THIS AMENDMENT NO. 1 (this "Amendment") is made as of April 18, 2016 by and among PTC Inc., a Massachusetts corporation (the "Parent"), PTC (IFSC) Limited, an entity organized under the laws of the Republic of Ireland (the "Irish Borrower" and, together with the Parent, the "Borrowers"), the Lenders listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent'), under that certain Amended and Restated Credit Agreement, dated as of November 4, 2015, by and among the Parent, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Parent has requested that the Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement; and
WHEREAS, the Borrowers, the requisite Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.            Amendments to the Credit Agreement.  Subject to the satisfaction of the condition precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows, with effect from (and including) the date hereof (unless otherwise specified below):
(a)            Section 1.01 of the Credit Agreement is hereby amended to add the following new terms and their related definitions in the appropriate alphabetical order:
"Bail-In Action" means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

"Bail-In Legislation" means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

"EEA Financial Institution" means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;
"EEA Member Country" means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
"EEA Resolution Authority" means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

"EU Bail-In Legislation Schedule" means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

"Write-Down and Conversion Powers" means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)            the definition of "Consolidated EBITDA" set forth in Section 1.01 of the Credit Agreement is hereby amended to delete the term "non-cash" set forth in clause (a)(ix) thereof, with effect from (and including) March 31, 2016.
(c)            clause (d) of the definition of "Defaulting Lender" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:
has become the subject of (A) a Bankruptcy Event or (B) a Bail-In Action
(d)            Section 2.17 of the Credit Agreement is hereby amended to add the following new clause (l) thereto, with effect from (and including) the Effective Date:
(l)          For purposes of determining withholding Taxes imposed under FATCA, from and after the Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement and the Loans as not qualifying as "grandfathered obligations" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i) or 1.1471-2T(b)(2)(i).
(e)            Section 2.22 of the Credit Agreement is hereby amended to add the phrase "or a Bail-In Action" immediately following the phrase "a Bankruptcy Event" set forth therein.
(f)            Article III of the Credit Agreement is hereby amended to add the following new Section 3.21 thereto:

SECTION 3.21.  EEA Financial Institutions.  No Credit Party is an EEA Financial Institution.
(g)            Article IX of the Credit Agreement is hereby amended to add the following new Section 9.18 thereto:
SECTION 9.18.  Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)
  the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-In Action on any such liability, including, if applicable:
(i)	a reduction in full or in part or cancellation of any such liability;
(ii)
  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
2.            Condition of Effectiveness.  The effectiveness of this Amendment is subject to the condition precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent and (ii) counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantor.
3.            Representations and Warranties of the Borrowers.  Each of the Borrowers hereby represents and warrants as follows:
(a)            This Amendment and the Credit Agreement as modified hereby constitute valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms.

(b)            As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof (or, if a representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) as of such specific date).
4.            Reference to and Effect on the Credit Agreement.
(a)            Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)            The Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(c)            Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents.
(d)            This Amendment is a Loan Document.
5.            Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.            Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.            Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or other electronic imaging shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PTC INC., as the Parent

By: _/s/Andrew Miller__________________
Name: Andrew Miller
Title: Chief Financial Officer

PTC (IFSC) LIMITED, as the Irish Borrower

By: _/s/Charles C.W. Dunn_____________
Name: Charles C.W. Dunn
Title: Director

Name of Lender:

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent

By __/s/Justin Burton________________
Name: Justin Burton
Title: Vice President

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Name of Lender:

KEYBANK NATIONAL ASSOCIATION

By __/s/David A. Wild_________________
Name: David A. Wild
Title: Senior Vice President

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Name of Lender:

HSBC BANK USA, NATIONAL ASSOCIATION

By __/s/Manuel Burgueno______________
Name: Manuel Burgueno
Title: Senior Vice President

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Name of Lender:

CITIZENS BANK, N.A., Individually as a Lender and as a Co-Documentation Agent

By __/s/Christopher Delauro____________
Name: Christopher Delauro
Title: Vice President

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Name of Lender:

TD BANK, N.A.

By __/s/Christopher Matheson____________
Name: Christopher Matheson
Title: Director

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Name of Lender:

FIFTH THIRD BANK

By __/s/Colin Murphy_______________
Name: Colin Murphy
Title: Director

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Name of Lender:

ROYAL BANK OF CANADA

By __/s/Nicholas Heslip______________
Name: Nicholas Heslip
Title: Authorized Signatory

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Name of Lender:

BARCLAYS BANK PLC

By __/s/Daniel Hunter_____________________
Name: Daniel Hunter
Title: Assistant Vice President

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Name of Lender:

SUN TRUST BANK

By __/s/Jason Crowley__________________
Name: Jason Crowley
Title: Vice President

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Name of Lender:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By __/s/David Mallett___________________
Name: David Mallett
Title: Managing Director

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Name of Lender:

SILICON VALLEY BANK

By __/s/Frank Groccia________________
Name: Frank Groccia
Title: Vice President

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Name of Lender:

THE HUNTINGTON NATIONAL BANK

By __/s/Jared Shaner__________________
Name: Jared Shaner
Title: Vice President

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Name of Lender:

BANK OF AMERICA, N.A.

By __/s/Patrick Martin_________________
Name: Patrick Martin
Title: Managing Director

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Name of Lender:

PEOPLE'S UNITED BANK, N.A.

By __/s/Kathryn M. Williams____________
Name: Kathryn M. Williams
Title: Vice President

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

EXHIBIT A
Consent and Reaffirmation
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of November 4, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among PTC Inc., a Massachusetts corporation (the "Parent"),  the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the "Administrative Agent"), which Amendment No. 1 is dated as of April 18, 2016 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the "Amendment").  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.
Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: April 18, 2016
[Signature Page Follows]

PARAMETRIC HOLDINGS INC.

By:__/s/Catherine Gorecki_________
Name:   Catherine Gorecki
Title:   President